1 Investor Presentation November 19, 2015

2 Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2014 Form 10-K. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

3 What is Kaman? Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

4 43% 18% 39% Defense Fuzing Commercial 50% 30% 20% Bearings and Mechanical Power Transmission Automation, Control and Energy Fluid Power 33% 67% Distribution Kaman Corporation Overview Distribution Aerospace $1.8B Revenues Aerospace Based on LTM Actual Results from Continuing Operations as of October 2, 2015

5  Outstanding portfolio of engineered content/intellectual property (IP) across Aerospace  Distribution aligned with best-in-class, vendors  Diverse end market exposure provides consistent performance to fund growth Strategically Positioned Kaman Investment Highlights Improving Financials Reliable Business Strategies  Focused on driving profitable top-line growth  Deliver earnings growth through scale and operational execution  Generate strong consistent cash flow to fund long-term growth  ERP investments will yield improved efficiencies & financial performance over medium-term  Disciplined acquisition growth to achieve scale and margin enhancements  Continuing focus on innovation to maintain differentiation  Relentless effort to drive operational excellence and lean  Shared services allow for efficient allocation of resources

Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems • Aftermarket engineered components	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• "One Kaman" combines design and build capabilities to provide customers with a global integrated solution • Bearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates		• Exclusivity and significant backlog provide a stable revenue base

KAMAN

6

7 Distribution Overview PRODUCT PLATFORM BEARINGS & MECHANICAL POWER TRANSMISSION (BPT) FLUID POWER AUTOMATION, CONTROL & ENERGY (ACE) % of LTM 10/2/2015 Sales 50% 20% 30% Market Size(1) $13 Billion $7 Billion $15 Billion Acquisitions since 2008 • Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission • INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers • Calkins Fluid Power (2) • Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication Major Suppliers (1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory (2) Expected to close November 2015

8 Market Opportunities Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments AEROSPACE • OEM/Tier 1 outsourcing and supplier consolidation • Higher bearing content on new platforms • Increasing commercial build rates driving bearing and aerostructure sales • New programs provide offset to lower defense spending DISTRIBUTION • Supplier consolidation favors larger national service providers • Increased need for value added services • Large fragmented market provides consolidation opportunities • Factory automation trends driving fluid power and high speed automation solutions

9 Organic Growth Drivers Aerospace Distribution • “One Kaman Approach” • New product development efforts at Specialty Bearings and Precision Products • Continued commercial aerospace cycle growth • Program renewals and extensions • Expanded geographic footprint • Supplier consolidation • Factory automation trends • Differentiated product and services • Product platform cross- selling • National account opportunities

10 Capital Deployment Framework Capital deployment is focused on growth investments & return of capital to shareholders Dividends & Share Repurchases Capital Expenditures Acquisitions Total $822 Million Period: Years 2007-2014 and YTD 10/2/2015 55% 27% 18% • Increased dividend 12.5% in 2015 to an annualized rate of $0.72 per share • Dividends paid without interruption for 45 years • Recently announced share repurchase authorization to offset dilution from the issuance of shares under employee stock plans • New credit agreement provides committed capital of $700 million • Continue to pursue acquisitions to accelerate growth

11 33% Aerospace

12 Aerospace Profile Sales by Product Line LTM 10/2/2015 Net Sales $586M OI% 19.1% Financial Summary LTM 10/2/2015 Technology Profile

13 Aerospace Strategy • Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s DEPTH • Balance portfolio through increased commercial content and select acquisitions DIVERSITY • Selective increase in engineering content for higher margins and more defensible positions DIFFERENTIATION • Increased, focused investments in our people and infrastructure to increase capabilities and drive continuous improvement DEVELOPMENT

14 1 2 3 4 5 6 7 89 10 11 12 13 1415 16 Aircraft Programs/Capabilities 1. Doors 2. Nose landing gear 3. Engine/thrust reverser 4. Flight controls 5. Flaps 6. Main landing gear 7. Rudder 8. Horizontal stabilizer Bearing Products Other Products 9. Door assemblies 10. Top covers 11. Fixed leading edge 12. Fixed trailing edge 13. Winglets 14. Wing structures, flaps, slats 15. Composite structures (e.g. access doors, radomes, consoles) 16. Nacelle components 15 15

15 1 4 1 2 3 5 4 4 4 4 Aircraft Programs/Capabilities 1. Flexible drive systems 2. Flight control bearings 3. Landing gear bearings Bearing Products Other Products 4. Manufacture and subassembly of major structures (e.g. cockpit) 5. Blade manufacture, repair and overhaul 6. Manufacture of composite structures (e.g. radomes) 6

16 Aerospace Renewals/New Programs • Recent JPF orders have driven program backlog to over $200 million • Bell – commercial blades • Bell – military blades • Zodiac – 737 landing gear kits and assemblies • Boeing – 777/767 fixed trailing edge • Boeing – KC-46A fixed trailing edge • Triumph – G280 ailerons and winglets • Peru SH-2G Over $400 million in total potential revenue

17 Market Leading Self-Lube Airframe Bearing Product Lines Proprietary Technology Material Science Capability Application Engineering Expertise Operational Excellence KAron® • KAflex® • Tufflex® • New Technologies • New Products • Customization • Customer Intimacy • Work Force • Lean • Automation World Class Performance

18 • Aftermarket engine/helicopter parts supplier to MRO markets • Acquired October 21, 2015 • Annual sales in 2014 of approximately $20 million • Purchase price of approximately $45 million (about 9 times 2015 EBITDA) • Strategic rationale ‾ Adds significant scale to Kaman’s commercial MRO aftermarket business ‾ Strengthens Kaman’s skill set with the FAA-PMA process increasing opportunities ‾ Kaman’s test capabilities should allow for accelerated product development ‾ Sales synergy opportunities exist given Kaman’s global sales reach Acquisition of EXTEX Engineered Products

19 Acquisition of GRW Bearing GmbH • Entered into an agreement on November 9th to acquire GRW • Designer and manufacturer of super precision, miniature ball bearings • Key End Markets – Healthcare – Aviation and Defense – Drive Systems & Analysis – Industrial & Distribution • Expected 2015 sales of €48 million (Euros) • Expect to close before year end

20 GRW Bearings Overview Key Markets • Drive systems & analysis • Healthcare • Industrial & Distribution • Aviation & Defense Key Products • Deep groove ball bearings • Angular contact bearings • Duplex bearings • Bearing with flange • Bearing units Angular Contact Bearings Deep Groove Ball Bearings Bearing Units Bearing with FlangeDuplex Bearings

21 GRW Bearing Acquisition – Strategic Rationale • Adds scale and new market segments to Kaman’s specialty bearing product lines • Aligned with existing bearing product lines through a focus on solving customers’ critical problems • Opportunity to drive operational and cost synergies given the proximity to Kaman’s existing operations in Germany and the addition of a lower cost facility in the Czech Republic • Potential sales synergy opportunities given Kaman’s aerospace presence and GWR’s limited penetration of U.S. markets

22 Fuzing Products SLAM-ER HARPOON MAVERICK AMRAAM FMU-139 TOMAHAWK JPF STANDARD MISSILE SLAM-ER SLAM-ERAMRAAM TOMAHAWK STANDARD MISSILE AGM-65M AMRAAMOn a Majority of U.S. Weapon Systems

23 • U.S. Air Force (USAF) bomb fuze • USAF inventory levels below desired quantity, and foreign orders provide additional opportunities • Strong demand has driven backlog to over $200 million • 27 foreign customers • System field reliability is greater than 99% • Increasing capacity to meet customer demand Bomb Compatibility - JDAM - Paveway II and III - GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54 - BLU-109, 110, 111, 113, 117, 121, 122, 126 - MK82/BSU-49, MK83/BSU-85, MK84/BSU-50 JPF Program

24 Helicopter Programs – K-MAX® • Re-opened the K-MAX® production line June 2015 − Deliveries of manned commercial aircraft expected to begin in early 2017 − First ten aircraft produced are expected to generate $75 million to $85 million in revenue • Commercial fleet service and support provides recurring revenue • Partnered with Lockheed Martin on an unmanned version of the K-MAX® • Two unmanned aircraft supported the USMC for 33 months in a cargo supply role in Afghanistan • Continue research, development and testing of unmanned technologies & capabilities including firefighting and pursuit of a military/government program of record

25 • Concluding contract to provide ten aircraft to the New Zealand Ministry of Defence during 2015 • Under contract to support the procurement of five aircraft by the Peruvian Navy • Flying fleet expected to grow in excess of 40% from 2014 to 2016 providing additional service and support opportunities Helicopter Programs – SH-2G Super Seasprite

26 Distribution 67%

27 Kaman Distribution Segment • LTM 10/2/2015 Net Sales $1,214M(1) • LTM 10/2/2015 OI% (Adj.) 4.8%(2) • # of Customers 65,000 • SKUs in Catalog 4+ million Business Overview Served Market Size = $35B $2 $4 $6 $8 $10 $12 $14 $16 Bearings & PT Fluid Power Automation & Control d o lla rs in b ill io n s Source: PTDA Market Size Report; US Census Bureau; ARC Advisory (1) From continuing operations (2) From continuing operations, adjusted to exclude $0.6M in severance costs. See Non-GAAP reconciliations in the appendix to this presentation

28 Business Strategies Acquisitions Organic initiatives Sales force investments Profitability ERP deployment • Pipeline for each product platform • Formal integration process • End market diversification • Focused on outside sales force • Targeting strategic geographic markets • Kaman training programs • Adding more differentiated products • Large national account pipeline • Targeting new end markets • Strategic pricing • Supplier rebates • Purchasing leverage • Multi-phase rollout • Includes CRM, WMS, Financials • Drives operational efficiencies 1 2 3 5 4

29 Scale Distribution – Road to 7+% Operating Margin TODAY <5% FUTURE 7+% Improved Operational Efficiencies Product Mix Strategic Pricing CATALYSTS

30 Platform Evolution 74% 14% 12% 2009 Sales Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering Bearings & Power Transmission up 34% Automation, Control & Energy up 313% Fluid Power up 233% 50% 30% 20% LTM 10/2/2015 Sales a a a Growth in sales from the full year 2009 thru 10/2/2015 LTM a

31 Executing Strategy and Building Network

32 Acquisitions in all Product Platforms $400,000,000 $500,000,000 $600,000,000 $700,000,000 $800,000,000 $900,000,000 $1,000,000,000 $1,100,000,000 $1,200,000,000 $1,300,000,000 $1,400,000,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 D is tr ib u tio n G ro u p S a le s

Adding Leading Brands in Multiple Technologies



Value- Added Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
2009
2015

Schneider Electric
RITTAL
PHOENIX CONTACT
Parker
DANAHER MOTION
BANNER
TURCK works
TIMKEN
EMERSON

KAMAN
33

34 Extensive Solution and Service Capabilities System Design & Build Fluid Power Systems Hose & Coupling Assemblies Application Engineering Belt Fabrication Maintenance & Reliability

35 • Aerospace – Leveraging unique set of proprietary products and capabilities – Strong platform positions across commercial & defense markets – Robust pipeline of future opportunities • Distribution – Three product platform strategy expands growth opportunities – Increased scale provides improved operating leverage – ERP implementation benefits • Successfully execute future acquisitions • Leverage experienced management and workforce across the company • Strong financial position provides significant capital deployment opportunities Positioned for Future Growth Executing strategies to deliver shareholder value over time

36 Financial Information and Non- GAAP Reconciliations

Sales and Operating Income

Kaman Corporation and Subsidiaries
Sales and Operating Income
Quarterly data for the years ended December 31

	2014					2015		
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3
NET SALES FROM CONTINUING OPERATIONS								
Distribution	$ 258,896	$ 298,115	$ 302,294	$ 302,687	$ 1,161,992	$ 311,471	$ 304,050	$ 296,312
Aerospace	149,062	154,903	153,761	175,244	632,970	131,311	142,274	137,430
Total	$ 407,958	$ 453,018	$ 456,055	$ 477,931	$ 1,794,962	$ 442,782	$ 446,324	$ 433,742
OPERATING INCOME FROM CONTINUING OPERATIONS								
Distribution								
GAAP Operating Income	$ 11,733	$ 16,176	$ 14,561	$ 14,295	$ 56,765	$ 12,964	$ 15,403	$ 14,422
Severance Costs	-	-	550	-	550	-	589	-
Non-GAAP adjusted operating income from continuing operations	$ 11,733	$ 16,176	$ 15,111	$ 14,295	$ 57,315	$ 12,964	$ 15,992	$ 14,422
% of net sales	*4.5%*	*5.4%*	*5.0%*	*4.7%*	*4.9%*	*4.2%*	*5.3%*	*4.9%*
Aerospace								
GAAP Operating Income as reported	$ 22,021	$ 26,681	$ 26,813	$ 33,182	$ 108,697	$ 21,821	$ 29,153	$ 27,801
% of net sales	*14.8%*	*17.2%*	*17.4%*	*18.9%*	*17.2%*	*16.6%*	*20.5%*	*20.2%*
Corporate								
GAAP corporate expense	$ (12,056)	$ (14,356)	$ (14,082)	$ (14,228)	$ (54,722)	$ (12,428)	$ (14,557)	$ (12,450)
Costs associated with the sale of Moosup	-	-	2,223	(36)	2,187	-	-	-
Non-GAAP adjusted corporate expense	$ (12,056)	$ (14,356)	$ (11,859)	$ (14,264)	$ (52,535)	$ (12,428)	$ (14,557)	$ (12,450)
Net gain(loss) on sale of assets	$ (114)	$ (59)	$ (55)	$ (5)	$ (233)	$ (27)	$ 432	$ 10
Non-GAAP adjusted total net operating profit	$ 21,584	$ 28,442	$ 30,010	$ 33,208	$ 113,244	$ 22,330	$ 31,020	$ 29,783

KAMAN

37

38 Net Earnings Kaman Corporation and Subsidiaries Net Earnings Quarterly data for the years ended December 31 2014 Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 NET EARNINGS FROM CONTINUING OPERATIONS GAAP Earnings, as reported 11,944$ 16,709$ 15,797$ 21,330$ 65,780$ 12,749$ 21,691$ 17,224$ Recognition of tax benefit from tax law changes - - - - - - (4,402) - Costs associated with the sale of Moosup - - 1,544 (45) 1,499 - - - Severance costs at Distribution - - 367 - 367 - 425 - Non-GAAP adjusted net earnings 11,944$ 16,709$ 17,708$ 21,285$ 67,646$ 12,749$ 17,714$ 17,224$ GAAP diluted earnings per share 0.44$ 0.61$ 0.57$ 0.77$ 2.37$ 0.46$ 0.77$ 0.62$ Recognition of tax benefit from tax law changes - - - - - - (0.16) - Costs associated with the sale of Moosup - - 0.06 (0.01) 0.05 - - - Severance costs at Distribution - - 0.01 - 0.01 - 0.02 - Non-GAAP adjusted diluted earnings per share 0.44$ 0.61$ 0.64$ 0.76$ 2.43$ 0.46$ 0.63$ 0.62$ Diluted weighted average shares outstanding 27,591 27,844 27,862 27,812 27,777 27,878 28,098 27,770 2015

39 Cash Flow, Balance Sheet, and Capital Factors Kaman Corporation and Subsidiaries Cash Flow, Balance Sheet and Capital Factors YEAR ENDED YEAR ENDED YTD December 31, December 31, Oct. 2, 2013 2014 2015 FREE CASH FLOW FROM CONTINUING OPERATIONS Net earnings 59,066$ 65,780$ 51,664$ Depreciation and amortization 31,555 36,209 27,809 Changes in working capital and other (25,781) 7,100 5,354 Capital expenditures (40,852) (28,283) (23,130) Free cash flow from continuing operations 23,988$ 80,806$ 61,697$ DEBT TO CAPITALIZATION Total debt 275,214$ 281,232$ 256,149$ Total shareholders' equity 511,292 517,665 556,053 Capitalization 786,506$ 798,897$ 812,202$ Debt to capitalization 35.0% 35.2% 31.5%